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                                                                   EXHIBIT 10.28


                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of April 1, 1997 by and between GARY A. SHIFFMAN ("Pledgor") and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership ("Secured Party").

                                   RECITALS:

    A. As of April 8, 1996, Pledgor purchased 80,000 shares (the "Shares") of the common stock, $.01 par value, of Sun Communities, Inc., a Maryland corporation and the sole general partner of Secured Party (the "Company").

    B. Pledgor is indebted to Secured Party pursuant to the terms and conditions of that certain Promissory Note, dated as of April 1, 1997 (the "Note"), in the original principal amount of $1,300,195.40.

    C. To secure the prompt satisfaction by Pledgor of Pledgor's obligations under the Note, Pledgor has agreed to execute and deliver this Agreement to the Secured Party.

    NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants contained herein, the parties agree as follows:

    1. GRANT OF SECURITY INTEREST. As security for the prompt and complete payment and performance when due of all liabilities, obligations or indebtedness owing by Pledgor to Secured Party under the Note (collectively, the "Obligations"), Pledgor pledges and grants to Secured Party a continuing security interest in, and lien on, all of Pledgor's right, title and interest in and to the Shares, together with all certificates, options, warrants or other distributions or rights issued as an addition to, in substitution or in exchange for, or on account of, the Shares, and all proceeds of the foregoing, including, without limitation, any and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any of the above (collectively, the "Pledged Stock").

    2. DELIVERY OF CERTIFICATES. Concurrent with the execution and delivery of this Agreement, Secured Party has retained possession of the stock certificates evidencing the Shares (the "Certificates"). The Certificates have been retained by Secured Party in order to perfect the pledge established hereunder and this Agreement shall be interpreted so as to cause the pledge of the Shares to be perfected. Secured Party acknowledges that, for all other purposes, Pledgor is the lawful and beneficial owner of the Shares. Secured Party shall hold the Certificates in accordance with the terms and conditions of this Agreement.

    3. FUTURE RECEIPTS. If Pledgor shall receive or become entitled to receive any:

        (a) stock certificate(s) issued in respect of the Pledged Stock, including, without limitation, any certificate representing a stock dividend or payable in respect of the Pledged Stock or issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

        (b) option, warrant or right, whether issued as an addition to, in substitution or in exchange for, or on account of, any of the Pledged Stock; or

        (c) dividends or distributions on the Pledged Stock payable other than in cash, including securities issued by other than Secured Party or the Company;

Pledgor shall accept the same as Secured Party's agent, in trust for Secured Party, and shall deliver same forthwith to Secured Party, in the exact form received with, as applicable, Pledgor's endorsement when necessary or appropriate stock powers duly executed in blank. Any property received by Secured Party hereunder shall be held by Secured Party pursuant to the terms of this Agreement as additional security for the Obligations.

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    4. CASH DIVIDENDS AND DISTRIBUTIONS.  So long as no Event of Default (as defined below) shall have occurred and be continuing, Pledgor shall be entitled to receive for his own use all cash dividends and distributions on the Pledged Stock.

    5. VOTING AND OTHER RIGHTS. So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights with respect to the Pledged Stock for any purpose not inconsistent with the terms of this Agreement.

    6. SECURED PARTY'S DUTIES. Subject to Section 9-207 of the Michigan Uniform Commercial Code, Secured Party shall have no duty with respect to the Pledged Stock beyond the exercise of reasonable care to assume the safe custody of the Pledged Stock while held hereunder. Without limiting the generality of the foregoing, Secured Party shall have no obligation to take any steps to preserve rights in the Pledged Stock against any other parties or to exercise any rights represented thereby; provided, however, that Secured Party may, at its option, do so and Pledgor shall reimburse the Secured Party for all expenses incurred in connection therewith.

    7. COVENANTS AND WARRANTS OF PLEDGOR. Pledgor hereby covenants that, until the Obligations have been satisfied in full, Pledgor will not sell, convey or otherwise dispose of any of the Pledged Stock or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock except for that created hereby. Pledgor warrants, and will at the Pledgor's expense defend, the Secured Party's right, title and security interest in and to the Pledged Stock against the claims of any person.

    8. EVENT OF DEFAULT AND REMEDIES. Upon the occurrence of any violation or breach by Pledgor of the terms and conditions of the Note or this Agreement (an "Event of Default"), the Secured Party (within its discretion) shall have the right to exercise each and all of the following remedies (which remedies are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Michigan Uniform Commercial Code):

        (a) CASH DIVIDENDS. All cash dividends and distributions on the Pledged Stock shall be paid to the Secured Party. In the event Pledgor shall receive any such cash dividends or distributions, Pledgor shall hold same as Secured Party's agent, in trust for Secured Party, and shall forthwith deliver same to Secured Party in the exact form received with the Pledgor's endorsement when necessary.

        (b) REGISTRATION. The Secured Party, at its option, may have any or all of the Pledged Stock registered in its name or that of its nominee. Pledgor hereby appoints Secured Party as his attorney-in-fact to arrange for the transfer of the Pledged Stock to the name of Secured Party or its nominee and all acts of Secured Party as attorney-in-fact are hereby ratified and confirmed and such power is coupled with an interest and is irrevocable until the Obligations are paid in full.

        (c) DISPOSITION OF PLEDGED STOCK. Secured Party may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Stock or any part thereof, and may forthwith sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at the Secured Party's offices or elsewhere, at such prices and on such terms (including, without limitation, a requirement that any purchaser purchase the Pledged Stock for investment and without any intention to make a distribution thereof) as they may deem best, for cash or on credit, or for future delivery without assumption of any



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    credit risk, with the right to Secured Party or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released. Secured Party need not give more than five (5) days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice Pledgor hereby deems reasonable.

    (d) APPLICATION OF PROCEEDS. Any cash dividend or distribution received by Secured Party and the proceeds of any disposition of the Pledged Stock by Secured Party shall be applied as follows:

              (i) First, to the costs and expenses incurred in connection with enforcing this Agreement or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of Secured Party, including reasonable attorneys' fees and legal expenses;

              (ii)  Second, to the satisfaction of the Obligations;

              (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, the Michigan Uniform Commercial Code); and

              (iv) Fourth, to Pledgor to the extent of any surplus proceeds.

    9. FURTHER ASSURANCES. Pledgor shall, at any time and from time to time, upon the written request of Secured Party, execute and deliver such further documents and do such further acts and things as Secured Party may reasonably request to effect the purposes of this Agreement.

    10. TERMINATION. Upon the satisfaction in full of the Obligations and the payment of all additional costs and expenses of Secured Party hereunder, this Agreement shall terminate and Secured Party shall deliver, or cause to be delivered, to Pledgor the Certificates necessary to transfer title to the Shares to Pledgor. Notwithstanding anything to the contrary herein, upon a partial prepayment of the Note, a pro rata portion of the Shares shall be released from this Agreement and Secured Party shall deliver, or cause to be delivered, to Pledgor the Certificates evidencing such released Shares.

    11. WITHHOLDING TAXES. Pledgor shall pay all withholding taxes on the Shares, and Pledgor hereby indemnifies Secured Party and its officers, directors, agents and representatives from and against any and all liability associated with the withholding taxes on the Shares.

    12. MISCELLANEOUS PROVISIONS.

        (a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan.

        (b) All of the terms contained herein shall survive the consummation of the transactions contemplated herein, and shall be binding upon and inure to the benefit of and be enforceable by and against, the parties hereto and their respective successors, assigns, heirs at law, legal representatives and estates.

        (c) This Agreement and any other documents executed in connection herewith together constitute the full and entire understanding and agreement among the parties with respect to the transactions herein contemplated, and shall supersede all prior understandings or agreements relating thereto, whether written or oral, all of which are declared to be null and void and of no further force or effect.




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        (d)   This Agreement may only be amended or modified, and any of the terms, conditions, covenants, representations or warranties contained herein may only be waived, by a written instrument duly executed by the parties hereto.

        (e) The paragraph headings in this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                     PLEDGOR:


                                     ------------------------------
                                     GARY A. SHIFFMAN




                                     SECURED PARTY:

                                     SUN COMMUNITIES OPERATING LIMITED
                                     PARTNERSHIP, a Michigan limited partnership


                                     By:  Sun Communities, Inc., a Maryland
                                          corporation, General Partner


                                          By:
                                             --------------------------------
                                             Jeffrey P. Jorissen, Senior Vice
                                             President











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